Supplement dated October 31, 1996
                      to the Prospectus dated March 1, 1996
                                of
                      Flag Investors International Fund, Inc.
                           (Class A Shares)



       The disclosure contained in the Prospectus dated March 1, 1996 of Flag Investors International Fund, Inc. (the "Fund") is hereby amended and supplemented by the following:

       Effective November 1, 1996, the Fund's sub-advisor, The Glenmede Trust Company ("Glenmede") will terminate its voluntary fee waiver. Investment Company Capital Corp, the Fund's investment advisor, will continue to voluntarily waive its investment advisory fee to the extent required so that the Fund's Total Operating Expenses do not exceed 1.50% of the Class A Shares' average daily net assets.

       Accordingly, Section 10 of the Prospectus is amended to reflect the termination of Glenmede's voluntary fee waiver.

       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.





























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